EXHIBIT 99.2

                                 PRESS RELEASE

-------------------------------------------------------------------------------

Synagro Technologies, Inc.                             For immediate release:
16000 Stuebner Airline Road, Suite 420                 December 18, 1996
Spring, Texas 77379                                    Contact: Daniel L. Shook
281/370-6700                                           281/370-6700


                           SYNAGRO ENDS MERGER TALKS


        Spring, TX, December 18, 1996--Synagro Technologies, Inc. (NASDAQ Small Cap:SYGR)

        Synagro Technologies, Inc., which last week disclosed negotiations with US Liquids Inc. for a potential business combination between them, today said the merger talks have been called off. According to a Synagro spokesman, purchase accounting issues associated with the transaction under consideration played a major role in dampening both sides' interest in a deal.